Exhibit 10.21

                                                                 October 1, 1996

                        AIR PRODUCTS AND CHEMICALS, INC.
                             STOCK INCENTIVE PROGRAM

 1.  Purposes of the Program

     The purposes of this Program are to recognize and reward outstanding performance of, and/or to build loyalty and incent the continued service of, certain employees of Air Products and Chemicals, Inc. (the "Company") and Participating Subsidiaries who have high potential for assuming greater levels of responsibility and/or who have demonstrated their critical importance to the operation of their organizational unit.

 2.  Administration of the Program

     The Program shall be administered by the Vice President - Human Resources of the Company (the "Administrator").

     The Administrator shall have all necessary powers to administer and interpret the Program, such powers to include exclusive authority (within the limitations described in the Program) to select the employees to whom Stock Awards will be awarded under the Program, to determine the type and number of Stock Awards to be awarded to each Participant selected and to determine when awards will be made. In order to assist in selecting employees and determining the type, size and timing of awards to be given to each employee selected, the Administrator may take into consideration recommendations from the appropriate officers of the Company and of each Participating Subsidiary.

     The Administrator shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Program and for the conduct of Program business as the Administrator deems necessary or advisable. The Administrator's interpretations of the Program, and all action taken and determinations made by the Administrator pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any employee of the Company or any Subsidiary.

3.   Grant and Form of Awards

     Awards may be granted from time to time under the Program to such eligible full-time employees as the Administrator shall select. Awards shall be granted in the form of deferred stock units ("Deferred Stock Units"), or such other form of award as the Administrator shall from time to time approve which involves Company common stock ("Common Stock"), or any other equity security that relates to or derives its value in reference to Common Stock (collectively, "Stock Awards").

     Deferred Stock Units shall be evidenced by a Deferred Stock Units agreement, which shall contain in substance the following terms and conditions:


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     (a) Number, Value and Manner of payment of Deferred Stock Units. The agreement shall specify the number of Deferred Stock Units to which it pertains, each of which shall be equivalent in value to one share of Common Stock. Each Deferred Stock Unit shall entitle the Participant to receive from the Company at the end of the Deferral Period applicable to such Unit, without payment of cash or other consideration to the Company but in consideration of services performed for or for the benefit of the Company or a Participating Subsidiary by such Participant, the value at such time of each Unit. Payment of the value of such awards may be made in shares of Common Stock, cash or both as determined by the Administrator from time to time. If paid in Common Stock, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units, and if paid in cash, the Participant shall receive for each matured Deferred Stock Unit an amount equal to the Fair Market Value of a share of Common Stock on the last day of the applicable Deferral Period (except as otherwise provided in Section 9). Upon payment in respect of a Deferred Stock Unit, such Unit shall be cancelled.

     (b) Deferral Period. Except as otherwise provided in Section 6, payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such Units, the duration of which Deferral Period shall be fixed by the Administrator at the time of grant of such Deferred Stock Units (the "Deferral Period"). Deferral Periods shall be no less than two years.

4.   Awards Under the Program

     The number of shares of Common Stock available for awards under the Program shall be the number appropriate for accomplishing the purposes of the Program as determined by the Chairman of the Board of Directors (the "Chairman") from time to time.

5.   Eligibility for Participation

     Participants in the Program shall be selected by the Administrator from full-time employees of the Company and Participating Subsidiaries in positions at salary grades no higher than 117 (or equivalent) who have high potential for assuming greater levels of responsibility or who have demonstrated their critical importance to the operation of their organizational unit. The term "employee" shall mean any person employed by the Company or a Participating Subsidiary on a salaried basis. Employees who participate in other incentive or benefit plans of the Company or any Participating Subsidiary may also participate in this Program.

6.   Restrictions

     Deferred Stock Units shall be subject to the following conditions and restrictions:

     (a) If during a Deferral Period a Participant's full-time employment with the Company or a Subsidiary is terminated for any reason other than Retirement, Disability or death, such Participant shall forfeit his or her Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, unless the Administrator determines in his discretion

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that such Deferred Stock Units should be paid at the end of such Deferral Period or, notwithstanding any other provision of the Program, on some accelerated basis.

     (b) Unless otherwise specified by the Administrator in the applicable Deferred Stock Units agreement, a Participant whose full-time employment with the Company or a Subsidiary terminates during a Deferral Period due to Retirement or Disability or, in the case of his or her death before or after Retirement or Disability, such Participant's Designated Beneficiary or, if none, his or her legal representative, shall receive payment in respect of such Participant's Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, at such time and in such manner as if the Participant were still employed (and living) at the end of the Deferral Period or, notwithstanding any other provision of the Program, on such accelerated basis as the Administrator may determine.

7.   Dividends

     No cash dividends or equivalent amounts shall be paid on outstanding Deferred Stock Units. However, when payment of the value of an award is made to the Participant, the Company shall pay to the Participant an additional amount in cash which shall be equal to the cash dividends, if any ("Dividend Equivalent") which would have been paid during the period since the award was granted with respect to issued and outstanding shares of Common Stock equal in number to the number of Deferred Stock Units being paid. No Dividend Equivalents will be paid on awards which were forfeited. No interest shall be paid on any such Dividend Equivalent or any part thereof.

8.   Dilution and Other Adjustments

     Notwithstanding any other provision of the Program, in the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, including without limitation in connection with a Change in Control, an equitable adjustment shall be made, as determined by the Chairman in (a) the maximum number, kind or value of Deferred Stock Units or shares subject to the Program or which may be awarded or issued to any one employee, (b) any other aspect or aspects of the Program or outstanding Stock Awards granted thereunder as specified by the Chairman or
(c) any combination of the foregoing. Such adjustment shall be made by the Chairman and shall be conclusive and binding for all purposes of the Program.

9.   Change in Control

     Following or in connection with a Change in Control the Administrator may, in his sole discretion, determine to pay in full any or all outstanding Deferred Stock Units together with any Dividend Equivalents for the period for which such Units have been outstanding, notwithstanding that the Deferral Periods as to such Deferred Stock Units have not been completed. Such payment may be in cash or in Common Stock, or a combination thereof, as determined by the Administrator, and shall be due and payable to Participants no later than thirty days following the Administrator's determination to pay said Deferred Stock Units under this


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Section 9 or at such earlier date as the Administrator shall determine, but in no event earlier than the occurrence of a Change in Control. If paid in cash, each Participant shall receive payment of an amount in respect of each Deferred Stock Unit equal to the greater of (i) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Administrator from such source or sources of information as the Administrator shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-l under the Act) or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (ii) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Change in Control. For purposes of determining the price paid or to be paid for Common Stock under clause (i) of the preceding sentence, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

10.  Miscellaneous Provisions

     (a) No recipient of a Stock Award shall have any rights as a Company shareholder with respect thereto unless and until the date as of which certificates for shares of Common Stock are issued in payment of such Stock Award.

     (b) A Participant's rights and interests under the Program or in any Stock Award may not be assigned or transferred except, in the case of the Participant's death, to his or her Designated Beneficiary or, in the absence of such designation, by will or the laws of descent and distribution.

     (c) All Stock Awards granted under the Program shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Program and applicable law) in addition to those provided for herein as the Administrator shall approve.

     (d) No shares of Common Stock shall be issued or distributed in payment of awards under the Program unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Administrator and the Company.

     (e) The Company shall have the right to deduct from awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of awards to be paid by the distribution of Common Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Administrator may authorize from time to time to provide for such withholding including without limitation having the number of units of the award reduced or the number of shares of Common Stock to be distributed reduced by an amount equal in value to the amount of such taxes required to be withheld. The


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obligation of the Company to make payment of awards in cash or in Common Stock shall be subject to currency or other restrictions imposed by any government.

     (f) No employee of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Program. Neither this Program nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive awards under this Program are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

     (g) Distribution of shares of Common Stock in payment of awards under this Program may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Company's Board of Directors as approved by the Chairman pursuant to the authority delegated to the him by resolution of the Board of Directors dated September 21, 1995, or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury.

     (h) The costs and expenses of administering this Program shall be borne by the Company and not charged to any award nor to any employee or Participant receiving an award. However, the Company may charge the cost of any awards made to employees of Participating Subsidiaries, including administrative costs and expenses related thereto, to the respective Participating Subsidiaries by which such persons are employed.

     (i) This Program shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Program and payment of awards shall be subordinate to the claims of the Company's general creditors.

     (j) In addition to terms defined elsewhere herein, the following terms as used in this Program shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

         "Change in Control" shall mean the first to occur of any one of the events described below:

         (i)   Stock Acquisition. Any "person" (as such term is used in
Sections 13(d) and 14(d)(2) of the Act), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit Program sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on


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which the Company first learns of acquisition of 20% or more of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by a majority of the Company's shareholders, as the case may be.

         (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

         (iii) Other Events. Any other event or series of events which, notwithstanding any other provisions of this definition, is determined by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Program. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

         "Designated Beneficiary" shall mean the person or persons last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Administrator shall approve, provided, however, that in the absence of the filing of such a form with the Company the Designated Beneficiary shall be the person or persons who are the Participant's beneficiary or beneficiaries of the Company's basic life insurance.

         "Disability" shall mean permanent and total disability of an employee participating in the Program as determined by the Administrator in accordance with uniform principles consistently applied, upon the basis of such evidence as the Administrator deems necessary and desirable.

         "Fair Market Value" of a share of Common Stock of the Company on any date set forth herein (or, if such date is not expressly set forth herein, on such date or dates as may be determined by the Administrator, but not earlier than five trading days prior to the date for which the determination is being made,) shall mean an amount equal to the mean of the high and low sales prices on the New York Stock Exchange, as reported on the composite transaction tape, or on such other exchange as the Administrator may determine.

         "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

         "Participant" shall mean, as to any award granted under this Program and for so long as such award is outstanding, the employee to whom such award has been granted.



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         "Participating Subsidiary" shall mean any Subsidiary designated by the
Administrator to participate in this Program which Subsidiary requests or accepts, by action of its board of directors or other appropriate authority, such designation.

         "Retirement" shall mean separating from service with the Company or a Subsidiary with the right to begin receiving immediate monthly pension benefits under the Company's Pension Plan for Salaried Employees or under another defined benefit pension plan sponsored or otherwise maintained by a Subsidiary for its employees, in either case as then in effect, or, in the absence of the Pension Plan or such other pension plan being applicable to any Participant, as determined by the Administrator in his sole discretion.

         "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization affiliated with the Company whether or not controlling, controlled by or under common control with the Company.

11.  Effective Date, Amendments and Termination

     This Program (formerly known as the 1990 Deferred Stock Plan), as amended and restated herein, is effective for the Fiscal Year commencing on October 1, 1996 for awards to be made for or during Fiscal Year 1997 and later fiscal years, to continue in effect indefinitely until terminated, amended or suspended. The Administrator may at any time terminate or from time to time amend or suspend this Program in whole or in part; provided, however, that no such amendment shall, without the consent of the Participant to whom an award has already been granted hereunder, operate to annul such award.



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